Exhibit 4(mm)

CERTIFICATE OF TRUST
OF
WELLS FARGO CAPITAL VII

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL VII (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Laurel A. Holschuh and Barbara S. Brett, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the business trust formed hereby is Wells Fargo Capital VII.

2.
DELAWARE TRUSTEE.    The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ ANITA DALLAGO

Name:	Anita Dallago
Title:	Financial Services Officer

/s/ LAUREL A. HOLSCHUH
Laurel A. Holschuh, as Trustee

/s/ BARBARA S. BRETT
Barbara S. Brett, as Trustee

CERTIFICATE OF TRUST
OF
WELLS FARGO CAPITAL VIII

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL VIII (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Laurel A. Holschuh and Barbara S. Brett, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the business trust formed hereby is Wells Fargo Capital VIII.

2.
DELAWARE TRUSTEE.    The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ ANITA DALLAGO

Name:	Anita Dallago
Title:	Financial Services Officer

/s/ LAUREL A. HOLSCHUH
Laurel A. Holschuh, as Trustee

/s/ BARBARA S. BRETT
Barbara S. Brett, as Trustee

CERTIFICATE OF TRUST
OF
WELLS FARGO CAPITAL IX

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL IX (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Laurel A. Holschuh and Barbara S. Brett, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the business trust formed hereby is Wells Fargo Capital IX.

2.
DELAWARE TRUSTEE.    The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ ANITA DALLAGO

Name:	Anita Dallago
Title:	Financial Services Officer

/s/ LAUREL A. HOLSCHUH
Laurel A. Holschuh, as Trustee

/s/ BARBARA S. BRETT
Barbara S. Brett, as Trustee

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL X

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL X (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Laurel A. Holschuh and Barbara S. Brett, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the business trust formed hereby is Wells Fargo Capital X.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ JAMES P. LAWLER

Name:	James P. Lawler
Title:	Vice President

/s/ LAUREL A. HOLSCHUH
Laurel A. Holschuh, as Trustee

/s/ BARBARA S. BRETT
Barbara S. Brett, as Trustee